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                                                                  EXHIBIT 10.136


                                 JAY G. ARTEAGA
                        15515 SAN FERNANDO MISSION BLVD.
                         MISSION HILLS, CALIFORNIA 91345
                       (818) 365-7809 FAX: (818) 361-3945


September 19, 2001


Mr. Edward A. Johnson, CEO
OptimumCare Corporation
5850 Hannum Avenue
Culver City, CA   90230

Re: Jade II - 15501 San Fernando Mission Blvd., Ste 308 - Lease Extension

Dear Mr. Johnson:

Enclosed are two copies of the Third Amendment to Lease dated September 19, 2001. This Amendment will extend your Lease for an additional one year, November 1, 2001 through October 31, 2002. Please sign both copies and return one copy to us for our files. We will call to schedule carpet cleaning and any touch up painting with Janis Rogers at the Mission Hills office.

We are pleased to extend your lease for another year and retain OptimumCare and their staff as tenants of the Jade II Building.

Sincerely,



Gail de Ande
Property Manager

gda
Encls.

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                            THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE dated September 30, 1996, (this "Amendment") First Amendment to Lease dated October 11, 1999 and Second Amendment dated September 21, 2000, is made and entered into as of the 19th day of September 2001, by and between JAY ARTEAGA ("Lessor") and OPTIMUMCARE CORPORATION ("Lessee") with reference to the following items:

A. Lessor and Lessee desire to modify and amend the terms of the Lease as set forth in this Amendment, while expressly maintaining in full force and effect all other terms and conditions of the Lease not so modified:

     1. This Amendment will extend the Lease for an additional one year, November 1, 2001 through October 31, 2002 pursuant to Para. 1.5 of our Lease Agreement.

     2. The currently monthly base rental will be adjusted on the anniversary of the commencement, November 1, 2001, based upon the Consumer Price Index (CPA) as provided in Para. 4.3 of the Lease.

     3. Pursuant to Para. 1.9 and Para. 5, the security deposit will remain at $1,100.00.

     4.   Lessor agrees to shampoo and touch up paint as needed.

B. Except as expressly modified by this amendment, all terms and provisions of the Lease and previous amendments shall remain unmodified and in full force and effect.


IN WITNESS WHEREOF the parties have entered into this Amendment as of the date written above.

"LESSOR" JAY ARTEAGA                    "LESSEE" OPTIMUMCARE CORPORATION


By:                                     By:
   --------------------------------         --------------------------------
   Jay Arteaga                 Date         Edward A. Johnson, CEO      Date